Contingent Liabilities	12 Months Ended
Jun. 30, 2018
Disclosure Of Contingent Liabilities [Abstract]
Contingent Liabilities

22. CONTINGENT LIABILITIES

Under the terms of the sub-license agreement with NantWorks, the Company will be required to make a milestone payment to NantWorks of US$300k (AUD$405k) upon dosing of the last patient in the first Phase 2 clinical study using BB-401, the EGFR antisense product. The Company would be required to pay consideration to NantWorks, upon successful completion of subsequent regulatory and commercial milestones.

Under the terms of a commercial license agreement with Oxford Expression Technologies (OET), the Company will be required to make a milestone payment to OET of GBP30,000 (AUD$53,543) upon entry into the clinic with BB-301.